EXHIBIT 10.7

                               CLEARING AGREEMENT
                  (Fully Disclosed Futures Commission Merchant)


         THIS AGREEMENT is made and entered into as of this 11th day of October, 1996 by and between LIT Division of First Options of Chicago, Inc., a Delaware corporation ("LIT") and Alaron, an Illinois corporation ("Broker").

         WHEREAS, Broker is registered as a futures commission merchant with the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act, as amended (the "Act");

         WHEREAS, Broker desires to introduce certain accounts ("Accounts") on behalf of its customers ("Customers") to LIT on an fully disclosed basis and to obtain from LIT clearing, execution, and other services relating to transactions in commodities, commodity futures contracts, options on commodities, options on commodity future contracts, forward contracts and any similar instrument which may be purchased or sold by or through LIT (collectively, "futures contracts") for the Accounts;

         WHEREAS, LIT is a clearing member of various contract markets and their clearing houses and is registered as a futures commission merchant with the CFTC under the ACT; and

         WHEREAS, LIT desires to provide clearing, execution, and other services for the Accounts on the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements set forth herein, the parties agree as follows:

         1. Services Provided by LIT with Respect to Accounts. LIT, acting as Broker's agent, shall perform the following services:

         (a) LIT shall maintain the Accounts on a fully disclosed basis in accordance with any applicable law, rule or regulation of or administered by the CFTC, the National Futures Association ("NFA"), or any contract market, clearing house or other self-regulatory organization ("applicable law"). LIT reserves the right to refuse to carry any Account.

         (b) LIT shall receive and execute orders for the Accounts in accordance with instructions transmitted by Broker. LIT may execute orders through employees of LIT or through independent contractors in contract markets of which LIT is a member, and may utilize the reserves of other futures commission merchants which are clearing members of contract markets of which LIT is not a member. LIT may, but shall not be obligated to, execute orders received directly from a Customer.

         (c) LIT shall prepare and transmit to Customers written reports of margin calls, confirmation, purchase-and-sale, and monthly statements, and such other documents as may be required by applicable law.

         (d) LIT shall settle and clear futures contracts in the Accounts.

         (e) LIT shall hold cash, securities, and other property received from or on behalf of Customers in segregation in accordance with the Act and the CFTC regulations. LIT shall not be obligated to pay interest on cash held in segregation for Customers.

         (f) LIT shall perform all cashiering functions for the Accounts including, without limitation, receipt and delivery of warehouse receipt or commodities, making and receiving payments for futures contract transactions, and transmission of margin calls to Broker.

         2.       Services Not Performed by LIT.

         (a) LIT will not perform any of the following services or functions:
                  (i) Preparation of Broker's general accounting and payroll records, financial statements, or regulatory reports.

                  (ii) Payment of Broker's general business expenses, except as incurred on Broker's behalf under this Agreement.

                  (iii) Payment of commissions to Broker's associated persons.

                  (iv) Verification of information and instructions provided to LIT by Broker or by Customers. Broker acknowledges that LIT shall be entitled to rely upon any such information or instructions which LIT believes to be transmitted from Broker or a Customer. Broker further acknowledges that LIT shall be required to determine the suitability of or otherwise screen any Customer order prior to execution and that LIT shall not be required to make by determination of the adequacy of the equity in any Account before executing an order.

                  (v) Supervision of Broker or of Broker's associated persons, employees and agents.

         (b) LIT will not be required to make any investigation into the facts surrounding any transaction that it may have with Broker or that Broker may have with its Customers or their persons, nor will LIT be responsible for compliance by Broker with applicable law.

         3.       Obligations of Broker.

         (a) Broker's conduct hereunder shall at all times be in compliance with applicable law.

         (b) Broker shall maintain or cause to be maintained in full force and effect pursuant to the Act and applicable regulations of the CFTC and NFA the registration of any natural person employed by or associated with it as an "associated person" (as such term is interpreted by the CFTC), and Broker shall not allow any natural person employed by or associated with it to serve as an associated person unless such person is validly registered as an associated person.

         (c) Broker shall learn all essential facts relative to each Account and to every Customer. Each new Account created for a Customer shall be approved in writing by a principal of Broker.

         (d) Broker shall maintain compliance and supervisory procedures which are adequate to assure compliance by Broker and its associated persons, employees, and agents with applicable law and procedures established from time to time by LIT. Without limiting the generality of the foregoing, such compliance and supervisory procedures shall cover the opening, approval, and monitoring of Accounts, including review of order and entity procedures for and trading activity in Accounts, including review of order entity procedures for and trading activity in Accounts; supervision of trading advice and recommendations provided to Customers; registration of associated persons with the CFTC and applicable self-regulatory organizations; and supervision of special Accounts such as discretionary accounts, commodity pool accounts, option trading accounts, and accounts of employees or officers of Broker or of other futures commission merchants, introducing brokers, securities broker-dealers, self-regulatory organizations, or financial institutions.

         (e) Broker shall furnish LIT with all pertinent information with respect to each Account. Without limiting the generality of the foregoing, Broker agrees to furnish LIT for each Account (i) the name, address, and principal occupation or business of the beneficial owner for whom the Account is maintained, the signature of such beneficial owner (or of the persons authorized to act on behalf of such beneficial owner), the name and address of any other persons who guarantee the Account, exercise any trading control or otherwise direct trading in the Account, or have a direct or indirect interest in the Account; (ii) a signed copy of all written agreements with respect to the Account; (iii) a copy of all account cards or records relating to the opening and maintenance of the Account; (iv) a signed copy of the customer agreement and such other agreements as may be prescribed by LIT with respect to the Account;
(vi) evidence of the authority of the person or persons authorized to transact business for the Account and of the genuineness of all certificates and other documents pertaining to the Account, all in such form as may be prescribed by LIT; (vii) a signed acknowledgment of receipt of each risk disclosure statement or disclosure document required by applicable law; and (viii) such other information as may be required by applicable law or by LIT. Broker further agrees that it will not use any document or agreement in connection

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with the  opening or  maintenance  of an Account  that has not been  supplied or approved by LIT.

         (f) Broker shall be responsible for determining the authenticity, accuracy and genuineness of all orders, instructions, certificates, papers and signatures received with respect to an Account.

         (g) Broker shall assure that no Customer will be permitted to establish or maintain positions in an Account if such Customer is not in compliance with all applicable margin requirements as established from time to time by LIT. Broker shall promptly communicate to Customers any margin calls initiated by LIT and use its best efforts to assure payment of margin as required by LIT. Broker shall apprise its Customers of the risks of trading futures contracts and of changes in LIT margin policies and requirements.

         (h) Broker shall bide by procedures established by LIT with respect to the transmission of orders for the Accounts. Without limiting the generality of the foregoing, Broker agrees not to accept or transmit to LIT an order from or for the Account of a Customer unless immediately upon receipt thereof a written record of such order is prepared, including the Account identification and order number, and Broker records on such order by time-stamping the date and time (to the nearest minute) the order is received, when it was transmitted to LIT, and when it was confirmed to the Customer by Broker.

         (i) Broker shall not accept or hold in its name any money, securities, or property (or extend credit in lieu thereof) to margin, guarantee, or secure any trades, contracts or positions effected or carried in any Account. All such money, securities, and property shall be received on behalf of LIT and in its name (and all checks and drafts shall be payable to the order of LIT) and shall be immediately transmitted to LIT or, at the direction of LIT, deposited in such bank account or accounts as may be designated by LIT.

         (j) Broker shall not guarantee any Customer against loss or a margin call in an Account or in respect of any transaction effected with or for such Customer.

         (k) Broker shall be responsible for handling and resolving all Customer inquiries and complaints relating to the Accounts and shall notify LIT and receive LIT's cooperation with respect to inquiries and complaints relating to services provided by LIT. Notwithstanding the foregoing, LIT shall have the right, in its sole discretion, to handle and resolve any such inquiries or complaints, including any inquiries or complaints received directly by LIT, and including, without limitation, the right to settle any such complaints on behalf of LIT and Broker.

         (l) Broker shall not permit any of its associated persons or any other person to exercise any discretionary authority with respect to any transaction in an Account unless it has obtained (in a form approved by LIT) a signed copy of the power-of-attorney, authorization, or other document by which such power is given and a signed copy of such further documents as may be required by LIT or by applicable law.

         (m) Broker shall use its best efforts to assure that each Customer complies with all applicable position limits established by the CFTC or a contract market and shall not knowingly permit any transaction to be effected in an Account in violation of such limits. Broker shall promptly report to LIT the facts concerning any Account that has exceeded any applicable limit.

         (n) Broker shall promptly report to LIT any special calls for information made upon any of its Customers by the CFTC or any contract market or self-regulatory organization and shall refrain from soliciting or accepting any order (other than orders to liquidate existing positions) from any Customer who is in violation of such a special call.

         (o) Broker shall make no report or statement (whether orally or in writing) to any Customer with respect to any transaction, position, or other matter relating to a Customer's Account that is not in conformity with
statements,   reports,  and  information  furnished  by  LIT  pursuant  to  this
Agreement.

         (p) Broker shall check out with LIT each day's business in the afternoon for accuracy and completeness. Concurrence between Broker and LIT will be binding, except that LIT shall have the right to amend, add, or cancel any trade (or any aspect or portion thereof) before the opening of the next succeeding business day if floor and clearing house clearance reports properly support such action. Any such amendment, addition, or cancellation will be reported to Broker prior to the opening on such succeeding business day, and Broker shall be required immediately to accept such amendment, addition or cancellation.

         (q) Broker shall not issue any advertisements, market letter or sales literature directed to any Customer or containing the name of LIT without the prior written consent of LIT.

         4.       Disclosure to Customers.

         (a) LIT shall limit its services as provided in this Agreement and Broker shall not hold itself out as an agent of LIT or any affiliated of LIT. Broker shall be responsible for informing Customers of the nature of the clearing relationship between LIT and Broker, and Broker agrees that it and its associated persons, employees and agents will not make any representation to Customer regarding LIT or LIT's responsibilities that is inconsistent with the terms of this Agreement. LIT may transmit to each Customer for whom Broker opens an Account a letter or statement describing the relationship between LIT and Broker.

         (b) Broker shall disclose to any Customer whose account is directed by Broker the commission-sharing arrangement provided for herein and any conflict-of-interest created thereby. Broker further agrees it will provide LIT with each such Customer's written consent to such arrangement.

         5.       Access to Information; Financial Reports.

         (a) Broker shall make its books and records available for reasonable inspection at all times by duly authorized representatives of LIT or any contract market or clearing house through which trades for Customers are executed or cleared.

         (b) Broker agrees to provide such financial information as LIT may reasonably request.

         (c) Broker shall, upon request, provide LIT with any information in Broker's possession with respect to any Customer or any Account.

         6.       Confidentiality.

         (a) LIT shall exercise reasonable care to prevent access to information regarding Broker or Customers by unauthorized persons and will keep confidential any information it has concerning the business of Broker. Notwithstanding the foregoing, LIT shall be held harmless for complying with any request for information or documents by the CFTC, Securities and Exchange Commission, any contract market or other self-regulatory organization, or any court order or other legal process which LIT believes to be valid and effective.

         (b)  Broker  shall  keep   confidential  any  information  it  acquires
regarding LIT and its business pursuant to its clearing relationship with LIT.

         (c) The provisions of this Section 6 shall survive the termination of this Agreement.

         7.       Indemnification; Contribution.

         (a) Broker shall fully indemnify, protect and hold harmless LIT, its directors, officers, shareholders, employees, agents, affiliates, and each person, if any, controlling LIT from and against all manner of claims, demands, proceedings, suits, or actions (whether in law or in equity) and liabilities, losses, expenses, and costs (including attorneys' fees) in the event (i) LIT complies with any instruction or order received from Broker or any Customer in respect to an Account, (ii) Broker or any Customer fails to satisfy any margin requirement or to pay any amount due to LIT, (iii) Broker fails to perform its obligations or breaches its representations, warranties and covenants hereunder, or (iv) any Customer institutes a claim,

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suit, action, or other proceeding  (whether in law or in equity) against LIT for any reason or the CFTC or any other governmental agency or self-regulatory organization institutes a claim, suit, action, or other proceeding against LIT relating to this Agreement or any Account or Customer; provided, however, that LIT shall not be entitled to indemnify in any such matter if and to the extent LIT is found to have engaged in gross negligence or willful misconduct in the performance of its services under this Agreement. LIT may, in its sole discretion, elect to assume the sole defense, including the settlement or compromise, of any such claim, demand, proceeding, suit, or action instituted against LIT or Broker.

         (b) LIT shall be entitled to collect or secure any amount owed to LIT hereunder by means which shall include but not be limited to charging Broker's "house" account or setting off any amount owed to Broker by LIT. As security for the obligations of Broker under this Section 7, Broker shall deposit and maintain the sum of $_________ with LIT, which amount shall bear interest at the rate then being paid on U.S. Treasury Bills having maturities of approximately ninety-one (91) days. Such interest shall be credited on a monthly basis to Broker's house account. At its option, Broker may instead deposit U.S. government securities or an irrevocable stand-by letter of credit in the amount of $________ and issued by a bank deemed satisfactory to LIT. LIT is authorized to transfer, use, and apply (or draw upon in the case of securities or a letter of credit) all or any portion of such security deposit whenever LIT deems it necessary to pay or satisfy amounts owed to LIT or to third parties by reason of this Section 7. Broker further agrees that, if any person or entity has instituted or threatened a claim, suit, action, or other proceeding against LIT which reasonably could expose LIT to any liability, loss, cost, or expense which is the obligation of Broker hereunder, LIT is authorized to withhold (or draw upon in the case of a letter of credit) an amount equal to the amount of any such claim, suit, action, or other property owned by Broker on deposit with LIT for any purpose until such claim, suit, action, or other proceeding has been fully resolved to the satisfaction of LIT.

         (c) If for any reason (other than the gross negligence or willful misconduct of LIT as provided in Section 7(a)) the foregoing indemnification is unavailable to LIT, then Broker shall promptly contribute the amount paid or payable to LIT as a result of such claim, demand, proceeding, suit, or action (whether in law or equity) or liability, expenses, and costs (including attorneys' fees) in such proportion as is appropriate to reflect not only to relative benefits received by Broker, on the one hand, and LIT on the other hand, but also the relative fault of Broker pursuant to Section 8 of this Agreement and actually received by LIT shall be the exclusive measure of the benefits received by LIT for purposes of this Section 7(c).

         8. Compensation. During the term of this Agreement, Broker shall pay LIT clearing charges at such rates as set forth in Exhibit A hereto and as may from time to time be mutually agreed upon in writing. In addition, LIT, in its sole discretion, may require Broker or its Customers, as appropriate, to pay other fees and expenses, including, but not limited to, transfer fees, ticket charges and inactive account fees. LIT will collect

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commissions  established by Broker and paid on transactions executed and cleared for Customers and will pay over the same to Broker monthly (or such other period as LIT may agree) after deducting clearing charges and any other amounts owing to LIT under this Agreement.

         9. No Omnibus Account. Except as expressly permitted by LIT, during the term of this Agreement Broker may not utilize an omnibus account maintained at LIT to effect transactions in futures contracts for Customers. Broker agrees to have all Customer orders executed only on a fully disclosed basis through LIT, unless LIT shall have consented in writing to the use of an omnibus account.

         10.      Representations, Warranties and Covenants.

         (a)      Broker represents, warrants and covenants as follows:

                  (i) Broker is now, and during the term of this Agreement will remain, duly registered as a futures commission merchant with the CFTC.

                  (ii) Broker is now, and during the term of this Agreement will remain, a member in good standing of NFA.

                  (iii) Broker has all requisite authority, whether arising under applicable federal or state laws and rules and regulations or the rules and regulations of any contract market or other self-regulatory organization to which Broker is subject, to enter into this Agreement and to retain the services of LIT in accordance with the terms hereof.

                  (iv) Broker is now, and during the term of this Agreement will remain, in compliance with the minimum financial and financial reporting requirements of the CFTC and each contract market or other self-regulatory organization of which it is a member.

         (b) LIT represents, warrants and covenants as follows:

                  (i) LIT is now, and during the term of this Agreement will remain, duly registered as a futures commission merchant with the CFTC.

                  (ii) LIT is now, and during the term of this Agreement will remain, a member in good standing of NFA.

                  (iii) LIT has all requisite authority, whether arising under applicable federal or state laws and rules and regulations or the rule and regulations of any contract

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         market or other  self-regulatory  organization to which LIT is subject, to enter into this Agreement.

                  (iv) LIT is now, and during the term of this Agreement will remain, in compliance with the minimum financial and financial reporting requirements of the CFTC and each contract market or other self-regulatory organization of which it is a member.

         11. Termination. This Agreement may be terminated by either party without cause upon ten (10) days written notice delivered as provided in Section 12 hereof. This Agreement may be terminated immediately by either party if any representation or warranty ceases to be true or if any duties, responsibilities, obligations, or covenants are not duly performed during the term of this Agreement. Broker shall promptly make arrangements to transfer the Accounts to another futures commission merchant upon termination of this Agreement. The obligations of Broker under Section 7 hereof shall survive any termination of this Agreement.

         12. Notices. Except as otherwise provided in this Agreement, all notices required to be given under this Agreement shall be in writing, and shall be effective upon receipt as provided herein. Any such written notice shall be deemed received upon the earlier of: (a) actual receipt by the other party; or
(b) the close of business on: (i) the date of transmission if sent by facsimile or same-day courier, (ii) on the business day after the date of transmission, if sent by overnight mail; or (iii) the fifth business day after transmission, if sent by registered or certified mail, postage prepaid, and return receipt requested. For the purposes of delivery of any notice hereunder, the address and facsimile number of LIT and broker, respectively, shall be as set forth on the signature page hereof. Either party may change its address or facsimile number for notices by giving written notice of the new address or number to the other party.

         13. Limitation on Liability. LIT will not be responsible for delays in the transmission or execution of orders due to breakdown or failure of transmission or communication facilities or to any other cause or causes beyond LIT's control. Independent floor brokers responsible for the execution of Customer orders are not agents of LIT and LIT shall not be responsible for the acts or omissions of such floor brokers.

         14.      Miscellaneous.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CHOICE-OF-LAW PROVISIONS THEREOF. ALL DISPUTES, CLAIMS, ACTIONS, OR PROCEEDINGS ARISING DIRECTLY, OR INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED AT THE DISCRETION AND ELECTION OF LIT ONLY






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IN A COURT LOCATED IN CHICAGO,  ILLINOIS.  BROKER HEREBY CONSENTS AND SUBMITS TO
THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS. BROKER APPOINTS AND DESIGNATES LIT (OR ANY OTHER PERSON WHOM LIT MAY FROM TIME TO TIME HEREINAFTER DESIGNATE) AS BROKER'S TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS, AND AGREES THAT SERVICE OF SUCH PROCESS UPON LIT OR SUCH OTHER PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON BROKER; PROVIDED, THAT LIT OR SUCH OTHER PARTY SHALL, WITHIN FIVE DAYS AFTER RECEIPT OF ANY SUCH PROCESS, FORWARD THE SAME BY CERTIFIED OR REGISTERED MAIL, TOGETHER WITH ALL PAPERS AFFIXED THERETO, TO BROKER'S ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF.

         (b) No action, regardless of form, arising out of transactions under this Agreement may be commenced against LIT, its directors, officers, shareholders, employees, representatives, agents, successors or assigns in any forum by the undersigned, its successors, or assigns more than one year after the claim giving rise to such action has arisen.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No assignment shall be valid unless the other party consents to such assignment in writing. Notwithstanding the foregoing, any assignment by LIT to any entity controlled directly or indirectly by it or in connection with the sale of all or substantially all its business will be deemed not to require the consent of Broker.

         (d) This Agreement is the entire Agreement between the parties relating to the subject hereof and all prior negotiations and understandings between the parties, whether written or oral, are hereby merged into this Agreement. Except as otherwise expressly provided in this Agreement, no provision of this Agreement may be waived or amended unless the waiver or amendment is in writing and signed by a duly authorized officer of LIT and a duly authorized principal of Broker. No waiver or amendment of this Agreement shall be implied from any course of dealing between the parties or from any failure by a party to assert its rights under this Agreement on any occasion or series of occasions.

         (e) Neither this Agreement nor the performance of services by LIT hereunder shall be construed to create a joint venture or partnership between LIT and Broker.

         (f) Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and effective under applicable law. In the event that any one or more of the provisions of the Agreement shall be held invalid, illegal, or unenforceable in any respect, such provisions shall be severed from this Agreement, and the validity,

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legality and enforcement of the remaining  provisions  contained herein shall be affected or impaired thereby.

         (g) The section headings in this Agreement are inserted for convenience of reference only and are not intended to limit the applicability or affect the meaning of any of its provisions.

         IN WITNESS WHEREOF, the parties hereby have each caused this Agreement to be executed by their duly authorized representative as of the day and year first set forth above.


BROKER                                 LIT DIVISION OF
                                       FIRST OPTIONS OF CHICAGO, INC.

By:  /s/  Steven Greenberg             By:  /s/ Salvatore Caputo
--------------------------             --------------------------------
Title:  President                      Title:  Senior V.P.  10/15/96


Address for Notices:                   Address for Notices:

Alaron Trading Corp.                   LIT Division of
822 W. Washington                      First Options of Chicago, Inc.
Chicago, IL  60607                     141 West Jackson Boulevard
                                       Suite 1302A
                                       Chicago, Illinois 60604

Facsimile:  312-850-2820               Facsimile:  312-
Attention:  Steven Greenberg           Attention:  Legal & Compliance Department

                               PERSONAL GUARANTEE


         In order to induce LIT Division of First Options of Chicago, Inc. ("LIT") to enter into the Clearing Agreement with Alaron Trading ("Broker"), to which this guarantee is attached, and for other good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby, jointly and severally in the case of multiple guarantors, personally and unconditionally guarantees the prompt, full and complete performance of any and all covenants and agreements of Broker to LIT and the payment of any and all indebtedness, damages, costs, and expenses (including attorneys' fees and costs of collection) owed to or which may become due to LIT by Broker.

         This guarantee shall remain in full force and effect until the termination of the Clearing Agreement; provided, however, that the undersigned shall not be released from his obligations hereunder so long as any claim of LIT against Broker which arises out of, or relates to, directly or indirectly, the Clearing Agreement is not settled to the satisfaction of LIT or discharged in full.

         The undersigned hereby expressly waives (a) notice of acceptance of this guarantee by LIT, (b) notice of any default of non-performance of Broker under the Clearing Agreement, (c) notice of any modification to the Clearing Agreement or any extension of time granted to Broker, and (d) all defenses, offsets, and counterclaims which the undersigned may at any time have to any claim of LIT against Broker. The undersigned expressly acknowledges that amendment or modification of the Clearing Agreement or the renewal or extension of any indebtedness of Broker shall not in any manner release, affect or impair his liability under this guarantee. The undersigned further agrees that no invalidity of the Clearing Agreement or any obligation thereunder shall not affect or impair his liability under this guarantee.

         LIT may, in its discretion, proceed against the undersigned, jointly and severally in the case of multiple guarantor, to collect any obligation covered by this Guarantee without first proceeding against Broker. Upon five days' written notice by LIT, the undersigned shall pay any and all indebtedness, damages, costs, and expenses due LIT from Broker and shall perform any and all duties and obligations of Broker to LIT. This guarantee shall be construed pursuant to the laws of the State of Illinois, shall inure to the benefit of LIT, its successors and assigns, and shall be binding on the undersigned, his heirs and assigns.

         All notices required to be delivered under this guarantee shall be in writing and shall be effective upon the earlier of: (a) actual receipt by the other party; or (b) the close of business on: (i) the date of transmission if sent by facsimile or same-day courier, (ii) the business day after the date of transmission, if sent by overnight mail, or (iii) the fifth business day after transmission, if sent by registered or certified mail postage prepaid and return receipt requested For the purposes of delivery of any notice hereunder, the address and

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facsimile number of the undersigned  shall be as set forth on the signature page hereof. Either party may change its address or facsimile number for notice by giving written notice of the new address or number to the other party.

         This guarantee shall be governed by the laws of the State of Illinois without regard to the choice-of-law provision thereof. All disputes, claims, actions, or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this guarantee shall be litigated at the discretion and election of LIT only in a court located in Chicago, Illinois. The undersigned hereby consents and submits to the jurisdiction of any state or federal court located within the City of Chicago, State of Illinois, and waives any objection to venue in such court. The undersigned appoints and designates LIT (or any other party whom LIT may from time to time hereinafter designate) as the undersigned true and lawful attorney-in-fact and duly authorized agent for service of legal process, and agrees that service of such process upon LIT or such other party shall constitute personal service of such process upon the undersigned; provided, that LIT or such other party shall, within five days after receipt of any such process, forward the same by certified or registered mail, together with all papers affixed thereto, to the address provided below.

         All pronouns shall be deemed to refer to the masculine or feminine, as the gender of the undersigned requires, and the singular shall import the plural in the context of this guarantee.

/s/ Steven Greenberg                         /s/ Carrie Greenberg
------------------------------               --------------------
Individually, as Guarantor                   Individually, as Guarantor

822 West Washington
------------------------------               ------------------------------

312-850-2820
------------------------------               ------------------------------
Facsimile                                    Facsimile

Date:  10/11/96                               Date:
     -------------------------                     ------------------------

                                             /s/ Michael Greenberg
------------------------------               ---------------------
Individually, as Guarantor                   Individually, as Guarantor

------------------------------               ------------------------------
------------------------------               ------------------------------
Facsimile                                     Facsimile

Date:                                         Date:
     -------------------------                     ------------------------

                                                     10/15/96